SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): November, 3, 1999


                                   ePLUS, INC.
                     (FORMERLY KNOWN AS MLC HOLDINGS, INC.)
             (Exact name of registrant as specified in its charter)

      Delaware                    000-28926                      54-1817218
   (State or other          (Commission File Number)           (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
               (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

On October 25, 1999, MLC Holdings, Inc. issued a press release that announced that it had changed its name to ePlus, Inc. and will be operating under the name ePlus, effective November 1, 1999. ePlus will trade under the ticker symbol "PLUS" on the NASDAQ national market.

A press release is attached as Exhibit 99.2.

On November 1, 1999, ePlus (formerly known as MLC Holdings, Inc.) announced that it formally rolled out its new e-Commerce solution, ePlusSuite SM effective November 1, 1999. The ePlusSuite product automates the ordering, procurement, management, and financing of business assets and services for customers.

A press release is attached as Exhibit 99.3.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 3, 1999                 By:/s/ PHILLIP G. NORTON

                                        Phillip G. Norton
                                        Chairman and Chief Executive Officer






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                                 EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.                   Ite

  99.2         Press Release dated October 25, 1999
  99.3         Press Release dated November 2, 1999






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